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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): July 29, 2002



                                 Domino's, Inc.
             (Exact name of registrant as specified in its charter)

  Delaware                                 33-74797               38-3025165
 (State or other jurisdiction of      (Commission File No.)       (I.R.S. Employer
  incorporation or organization)                                  Identification Number)


                           30 Frank Lloyd Wright Drive
                            Ann Arbor, Michigan 48106
                    (Address of principal executive offices)

                                 (734) 930-3030
              (Registrant's telephone number, including area code)

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Item 5. Other Events

As reported in our quarterly report on Form 10-Q filed on July 30, 2002, the Company has entered into a new senior credit facility dated as of July 29, 2002.

Item 7. Financial Statements and Exhibits

Exhibit
Number      Description

10.40 Credit agreement, dated as of July 29, 2002, among Domino's, Inc. and Domino's Franchise Holding Co. (f/k/a Bluefence, Inc.) as borrowers, TISM, Inc., as Guarantor, the lenders listed herein, as lenders, J.P. Morgan Securities Inc., as arranger, JPMorgan Chase Bank, as administrative agent, Bank One, NA, as syndication agent, and Comerica Bank, as documentation agent



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Domino's, Inc.
                                       (Registrant)

Date: August 2, 2002                   /s/ Harry J. Silverman
                                       ----------------------
                                       Chief Financial Officer